May 11, 2023 Q1 2023 Exhibit 99.2

PRESENTATION DISCLOSURES

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2023 restructuring charges, the 2022 sale of the Persol Holdings investment, the 2022 losses on the fair value changes of the investment in Persol Holdings, the 2022 losses on foreign currency matters, and the 2022 gain on sale of assets are useful to understand the Company's fiscal 2023 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance. Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. NON-GAAP MEASURES 3

Kelly

SAFE HARBOR STATEMENT

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. The principal important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, changing market and economic conditions, the impact of the novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers' compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brands, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risk associated with certain equity investments, including with strategic partners, risks associated with conducting business in foreign countries, including foreign currency fluctuations, risks associated with violations of anticorruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this report and in our other filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

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FINANCIALS

First Quarter 2023 Takeaways. Specialty talent demand continues while broader staffing demand continued to be impacted by economic uncertainty and financial market turbulence • Q1 revenue declined by 2.2% on a reported basis, down 1.4% in constant currency(1) • Organic, constant currency(1) revenue nearly flat at down 0.5% • Excludes 140 bps favorable impact from the acquisition of RocketPower and Pediatric Therapeutic Services ("PTS") • Excludes 230 bps(1) unfavorable impact from the sale of our Russian operations • Delivered continued improvement in GP rate at 20.0%, up 10 bps year-over-year • Favorable product mix continues to deliver steady structural improvements even as permanent placement fees decelerate Near-term steps to capitalize on continued demand for specialty talent and build resiliency • Focused on high-demand specialties and addressing talent supply to meet customer needs • Executed cost management actions and took a restructuring charge to proactively align resources with current growth opportunities Continued focus on our future • Initiated a comprehensive business transformation program to significantly improve EBITDA margin • Executing on a board-approved $50 million share repurchase program highlighting our flexible and balanced capital allocation strategy 6 Footnote details on slide 18

First Quarter 2023 Financial Summary. 7 Footnote details on slide 18 $1.3B (2.2%) (1.4%) CC(1) (1.4%) CC(1) Gross Profit Rate 20.0% 10 bps 10 bps $10.7M (54.4%) (27.4%) (50.6%) CC(1) (23.4%) CC(1) Adjusted EBITDA $25.9M (15.7%) Adjusted EBITDA Margin 2.0% (40) bps Change Increase/(Decrease) As Reported As Adjusted(2) Revenue Earnings from Operations Actual Results (2.2%)

First Quarter 2023 Revenue Trends. 8 Footnote details on slide 18 Reported(3) Constant Currency(1)(3) Organic(1)(4)(5) Total (2.2%) (1.4%) (0.5%) Professional & Industrial (12.3%) (11.7%) (11.7%) Science, Engineering & Technology (3.4%) (3.2%) (3.2%) Education 43.9% 43.9% 34.8% Outsourcing & Consulting 5.0% 6.4% 4.0% International (16.2%) (13.8%) (2.3%)

First Quarter 2023 Gross Profit Rate Growth. • Operating Segments GP rate improved primarily as a result of favorable specialty mix • Acquisitions of higher margin specialty business continues to contribute to our improving GP rate • Permanent placement fees decreased as customers slowed permanent hiring activity amid the uncertain economic environment 9 Footnote details on slide 18

First Quarter 2023 SG&A. $inmillions 10 • Expenses from our recent acquisitions of RocketPower and PTS include amortization expense related to acquired intangible assets • Restructuring charge of $5.7 million resulted from our Q1 2023 cost management efforts in response to current demand levels and to reposition our P&I staffing business to better capitalize on opportunities in the local markets, partially offset by our Q1 2022 restructuring charge of $1.7 million

First Quarter 2023 Revenue & Gross Profit Mix. 11 Gross Profit mix by segmentRevenue mix by segment International 31% 24% 19% 9% 17% 28% 28%15% 16% 13%

First Quarter 2023 EPS Summary. 12 $inmillions except per share data Footnote details on slide 18 Amount Per Share Amount Per Share Net earnings (loss) $10.9 $0.29 ($47.6) ($1.23) Loss on investment in Persol Holdings, net of taxes(6) - - 48.8 1.26 Loss on foreign currency matters, net of taxes(7) - - 16.4 0.43 Gain on sale of assets, net of taxes(8) - - (0.7) (0.02) Restructuring charges, net of taxes(9) 4.3 0.11 - - Adjusted net earnings $15.2 $0.40 $16.9 $0.44 2023 2022

First Quarter 2023 Liquidity. • During Q1 2022, we concluded the Persol Holdings cross-shareholding arrangement and sold most of our interest in the PersolKelly joint venture, generating additional capital that we strategically reallocated with the Q1 2022 acquisition of RocketPower and the Q2 2022 acquisition of PTS • We have fully repaid all 2020 CARES Act payroll tax deferrals, including $87 million repaid in 2022 • As of the end of Q1 2023, we continue to have more than $400 million of available liquidity 13 $inmillions Footnote details on slide 18 $230 $153 $112 $297 $301 $301 $0 $100 $200 $300 $400 $500 $600 Q1 2022 Q4 2022 Q1 2023 Cash, net of Short-term Borrowings Total Borrowing Capacity $413 $454 $527 (10)

2023 Outlook. We are navigating the market created by the current economic uncertainty with a continued commitment to the execution of our specialty strategy Current view of the second quarter of 2023: • Revenue - organic revenue expectations consistent with Q1 2023 results, roughly flat YOY; down 2% to 3% YOY in nominal currency including 220 bps unfavorable impact from the 2022 sale of our Russian operations • GP rate – 20.5%, down 20 bps YOY; structural GP rate improvement will continue, but is offset by lower permanent placement fees resulting from economic conditions • Adjusted SG&A – down 1% to 2% YOY reflecting savings from our Q1 2023 restructuring actions, partially offset by investment in Education as revenues grow and investment in our technology initiatives 14

Kelly

Recent Acquisitions.

RocketPower

- RocketPower is a provider of Recruitment Process Outsourcing (RPO) and other outsourced talent solutions to customers including U.S. tech companies. RocketPower will continue to operate under its own brand and with its own operating team as part of KellyOCG, the outsourcing and consulting business of Kelly
  - Expands KellyOCG's RPO delivery offering
  - Creates growth opportunities in the high-tech industry

rocketpower

Pediatric Therapeutic Services

- PTS is a specialty firm that provides state and federally mandated in-school therapy services including occupational therapy, physical therapy, speech-language pathology, and mental and behavioral health services. Headquartered in suburban Philadelphia, PTS currently supports schools throughout Pennsylvania and Delaware and will continue to operate under its own brand as part of Kelly Education
  - Expands Kelly Education's industry-leading K-12 solutions offering
  - Creates growth opportunities in the $20-billion therapeutic services segment

PTS PEDIATRIC THERAPEUTIC SERVICES

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Kelly

Our operating model aligns to these specialties.

We have redesigned our operating model to drive profitable growth in our chosen specialties.

	Kelly Professional & Industrial	Kelly Science, Engineering, Technology & Telecom	Kelly Education	Kelly OCG	Kelly International
Revenue[11]	$1.7B	$1.3B	$0.6B[12]	$0.5B[13]	$0.9B
GP Rate[11]	18.2%	23.5%	15.8%[12]	36.3%[13]	15.3%
Geography	North America	North America	U.S.	Global	EMEA & Mexico
Specialties	· Industrial · Contact Center · Office Clerical	· Engineering · Science & Clinical · Technology · Telecom	· Early Childhood · K-12 · Special Ed/Needs · Tutoring · Therapy Services · Higher Education · Executive Search	· MSP[14] · RPO[14] · PPO[14] · Consulting	· Life Sciences · IT · Finance · Other Local Professional Niches

Footnote details on slide 18

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Our M&A activities are shifting our portfolio. 17

18 (1) Constant Currency ("CC") represents year-over-year changes resulting from translating 2023 financial data into USD using 2022 exchange rates; (2) See reconciliation of Non-GAAP Measures included in Form 8-K dated May 11, 2023; (3) Includes the 2023 results of RocketPower and Pediatric Therapeutic Services ("PTS"), which were acquired as of March 7, 2022 and May 2, 2022, respectively. RocketPower was included in the reported results of operations in Outsourcing & Consulting and PTS was included in the reported results of operations in Education, from the date of acquisition; (4) Excludes the 2023 results of RocketPower and PTS, which were acquired as of March 7, 2022 and May 2, 2022, respectively. RocketPower was included in the reported results of operations in Outsourcing & Consulting and PTS was included in the reported results of operations in Education, from the date of acquisition; (5) Excludes the 2022 results of our Russian operations following the completion of the sales transaction in Q3 2022; (6) Loss on investment in Persol Holdings of $67.2 million, $48.8 million net of tax or $1.26 per share in Q1 2022; (7) Loss on foreign currency matters includes $20.4 million of currency translation from liquidation of subsidiary, partially offset by $5.5 million foreign exchange gain, $16.4 million net of tax or $0.43 per share in Q1 2022; (8) Gain on sale of assets includes gains from the sale of real property of $0.9 million, $0.7 million net of tax, or $0.02 per share in Q1 2022; (9) Restructuring charges of $5.7 million, $4.3 million net of tax or $0.11 per share in Q1 2023; (10) U.S. credit facilities, net of standby letters of credit related to workers’ compensation; (11) Kelly size and margin profiles are based on 2022 full year results; (12) Kelly Education revenue and GP rate was $0.7B and 16.6%, respectively, including the results of PTS on a proforma basis; (13) Kelly OCG revenue and GP rate was $0.5B and 36.7%, respectively, including the results of RocketPower on a proforma basis; (14) Managed Service Provider (“MSP”); Recruitment Process Outsourcing (“RPO”); Payroll Process Outsourcing (“PPO”). First Quarter 2023 Footnotes.

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